VIAQUO-SIVAULT STRATEGIC PARTNERING AND ASP LICENSE AGREEMENT

This  Application  Service Provider ("ASP") Agreement ("Agreement") is effective
                                     -----             -----------
(the  "Effective Date"),by and between Viaquo Corporatiob ("Viaquo"), a Delaware
       -----------------                                   --------
corporation having its principal business 'office at 2460 North First Street, Suite 280. San Jose, CA 95131 and SiVault Analytics, ("SiVault"), a California corporation having its principal business office at 2033 Gateway Place, Suite 500, San Jose, CA. 95110.

WHEREAS, Viaquo has developed and is continuing to develop a certain access control and related software product collectively called ViaSeal;

WHEREAS, SiVault wishes to obtain, and Viaquo is willing to grant to SiVault, the exclusive right to electronically host the ViaSeal software in the healthcare-related field (as defined below);

NOW, TUEREFORE, in consideration of the mutual covenants and conditions set forth below, Viaquo and SiVault agree as follows:

ARTICLE  I-DEFINITIONS

"Authorized  Server"  means  a  computer  server that is: (a) owned or leased by
-------------------
SiVault, or owned or leased by SiVault's End User organization (End User-run Application Service Provider service) (b) dedicated exclusively to hosting the Software Products licensed from Viaquo hereunder for access by End Users who have purchased a Subscription therefor; and (c) having the P address specified in an applicable Product Schedule.

"Confidential  Information" has  the  meaning  set  forth  in  Section  12.2.
--------------------------

"Derivative  Work"  means, with respect to the subject thereof, any improvement,
------------------
modification, revision, translation, abridgment, compilation, or derivative thereof.

"Documentation"  means the user manuals, reference manuals, installation guides,
---------------
and other documentation, describing the Software Products, whether in hard copy or electronic. form, as provided by Viaquo from time to time.

"End  User"  means  a  person  or  an organization that Subscribes to electronic
-----------
access to a Software Product hosted by SiVault, for use in the person's or entity's business operations, excluding any redistribution, remarketing or leasing to any other person or entity.

"End User Information" has  the  meaning  set  forth  in  Section  2.5.
----------------------

"End User License Agreement" means the agreement between Viaquo and an End User,
----------------------------
in  the  form  set  forth  in Exhibit II, as may be amended from time to time by
                              ----------
Viaquo.

"Error" means  a  Program  Error  or  a  Hosting  Error.
-------

"Field  of  Use"  means  hosted  ASP  services provided by SiVault in its listed
----------------
competitive markets incorporating ViaSea1 for use in protecting transactions-based data in primarily in the health care industry, typically pharmaceutical and medical services and related transactions.

"Gross  Revenues"  means the all revenues received by SiVault from Subscription
-----------------
fees and other forms of business (if any) related to the ASP service, less any refunds due to proper cancellations or terminations by End Users.

"High Risk Activities"  has  the  meaning  set  forth  in  Section  7.4.
----------------------

"Hosting  Error" means:  (a)  a  failure  of  the  Software  Product to function
----------------
properly, which would not have occurred but for improper installation, lack of necessary maintenance, use in an environment other than that for which it was designed, insufficient processor! disk /bandwidth capacity, use in connection with unauthorized software or hardware; or (b) any ether failure not directly attributable to improper design or coding of the Software Product by Viaquo, exclusive of Program Errors.

"License Key" means an electronic key (if an) necessary to install and operate a
--------------
particular  Software  Product  on  SiVaults  computer  system.

"Material Payment Noncompliance" has  the  meaning  set  forth  in  Section 5.4.
--------------------------------

"Product  Schedule" means the schedule attached hereto as Exhibit I, pursuant to
-------------------
which  Viaquo  authorized  SiVault  to  host  Software Product(s) for End Users.

"Program  Error"  means  a reproducible material deviation of a Software Product
----------------
from the applicable specifications therefor, or any other failure of the Software Product to function properly when used under the conditions for which it was designed, exclusive of Hosting Errors.

"Prohibited  Acts" has  the  meaning  set  forth  in  Section  1  0.4.
------------------

"RMA"  means  "return  merchandise  authorization."
----

"Software  Product(s)" means the Viaquo ViaSeal software product(s) as specified
----------------------
in a relevant Product Schedule (see Exhibit I), in object code form, together with any applicable End User Documentation, Software Product does not in any event include source code.

"Subscribe"  means  to  have  a  Subscription.
-----------

"Subscription"  means a contractual arrangement between SiVault and an End User,
--------------
for  access  to  a  Software  Product  hosted  by  Sivault.

"Update"  means  software  code  released  by  Viaquo  to implement bug fixes or
--------
patches,  maintenance  releases,  or  other  minor  improvements,  to a Software
Product. Any software code containing new functionality or substantial improvements in performance may be designated by Viaquo in its discretion as a new Software Product or an Upgrade, rather than an Update.

"Upgrade"  means software code that Viaquo releases to implement substantial new
---------
functionality,  exclusive  of  Updates.

"Viaquo Trademarks" means the trade names and trademarks "Viaquo" and "ViaSeal,"
-------------------
together with all other flames, brands logos, and marks adopted by Viaquo as a trademark or service mark for use in connection with any of the Software Products in the relevant Field of Use.

ARTICLE  2-  HOSTINC  LICENSE

2.1  Appointment as ASP. Viaquo  hereby  appoints  SiVault,  and SiVault hereby
     -------------------
accepts appointment, as Viaquo'ss phcationservice rovider for Software Products in the Field of Use. Viaquo grants to SiVault a personal, and exclusive license to host the Software Products on Authorized Servers for access by End Users holding Subscriptions En the Field of Use. SiVault may also grant a sublicense to Si Vault's End User organizations wishing to run their own hosted service, for the same application as SiVault runs. This sublicense shall not in any case extend to providing service bureau or outsourcing operations for the benefit of' End Users who are not personnel of the sublicensee organization.

2.2  Exclusivity  Restrictions. Further provisions regarding the exclusivity are
     --------------------------
set forth in the relevant Product Schedule. Viaquo reserves the right to appoint other persons or entities as application service providers of Software Products outside SiVault's exclusive area.

2.3 No Hosting of Competing Products. During the term of this Agreement, SiVault
    ---------------------------------
agrees that it shall not host, market, sell, license or otherwise distribute any tile access control products (or components of products) that directly compete with any of the Software Products. A Product Schedule may include a listing of products deemed to directly compete with Software Products, and any such listing shall be understood to be exemplary, rather than exclusive. For the avoidance of doubt encryption and security products (e.g., PKI software firewalls, VPN software, and security monitoring software) that that do not contain file access control functionality shall not be deemed to be competing products.

2.4  No  Source Code. Notwithstanding anything to the contrary in this Agreement
     ----------------
or a Product Schedule, the rights under this Agreement expressly exclude any rights to the source code of any Software Product.

2.5 Prior to granting any End User with access (other then for bona fide demonstration purposes) to the Software Product, SiVault shall: (a) complete an End User License Agreement, obtaining an executed copy thereof from the End User & promptly forward a copy thereof to Viaquo; and (b) collect the End User's company name, contact name, address, telephone number, email address, facsimile number, and IP address on which the Software Product is to be installed (collectively, "End User Information"),and promptly provide such End User
                      --------------------
information to Viaquo. This information is required to check for compliance with export control prohibitions.

2.6  Termination  of Availability to  Certain Countries. If Viaquo has reason to
     ---------------------------------------------------
believe that the local laws, regulations, treaties or enforcement policies of any country will not adequately protect Viaquo's intellectual property in or associated with the Software Products, Viaquo may so notify SiVault and upon receipt of such notice SiVault will terminate any availability to Software Products for such country.

2.7  Reservation  of Rights. All  rights not expressly granted to SiVault under
     -----------------------
this Agreement are reserved to Viaquo. No rights other than those expressly granted herein may arise through implication or estoppel. SiVault shall not host, use, copy, market, or distribute Software Products for any purpose or in any manner other than as expressly permitted by this Agreement.

2.8  No  Outsourcing  or  Service Bureau Operations. The Software Product may be
     -----------------------------------------------
hosted and accessed solely for the internal business purposes of End Users. In no event shall SiVault: (a) solicit or accept orders from any End User who intends to use the Software Product to operate a service bureau or outsourcing operation; or (b) provide access to any Software Product for any End User which Si Vault has reason to believe intends to use the Software Product to operate a service bureau or outsourcing operation.

2.9  Prohibited  End Uers. SiVault shall not sell a Subscription to any End User
     ---------------------
whom  SiVault  knows  (or has reason to believe) intends to utilize any Software
Product: for: (a) sending bulk, unsolicited e-mail, unrelated to the End Users own products or services, to recipients who have no past customer affiliation with the End User, as a principal part of the End User's normal operations; (b) knowingly propagating viruses, worms and the like; (c) attempting to gain unauthorized access to any computer accessible over a network; or (d) engaging in defamatory or tortious behavior; or (v) intentionally disrupting other users, network services, or network equipment.

ARTICLE  3--PROMOTION  AND  SALE  OF  SUBSCRIPTIONS

3.1  Marketing  and  Promotion  of Software Products by SiVault. SiVault agrees,
     -----------------------------------------------------------
during the term of this Agreement, to use commercially reasonable efforts to actively market and promote Software Product Subscriptions within the field of Use. Without limiting the generality of that commitment, SiVault agrees to:

(a) furnish technical and sales information concerning Software Product Subscriptions to prospective End Users of Software Products;

(b) promote Software Product Subscriptions in SiVault's trade shows/displays, and pay for all costs (including travel costs of SiVault personnel and other costs of SiVault in connection therewith) associated therewith;

(c)  actively  solicit  inquiries  and orders for Software Product Subscriptions

(e) jointly formulate with Viaquo detailed marketing plans for Software Products, and provide Viaquo with quarterly updates on implementation of such plans;

(f) maintain a fully trained staff of qualified personnel in order to perform its obligations with respect to sales and marketing of Software Product Subscriptions; and

(g) fully commission SiVaults sales force with respect to Software Product Subscriptions to the same or greater extent that SiVault commissions its sales force with respect to its own products/services (if any) or the products/services of any third party.

3.2  Obtaining  Reilulatory Approvals. Sivault shall be responsible for promptly
     ---------------------------------
obtaining, at its own expense, all consents, licenses, authorizations, filings, registrations and other approvals necessary to lawfully host and otherwise offer the Software Products in all applicable jurisdictions. SiVault shall obtain such approvals on Viaquos behalf and, to the greatest extent possible, in Viaquo's name Viaquo shall, upon request, provide reasonable assistance to SiVault in connection with such efforts by SiVault, SiVault shall keep Viaquo informed of progress in obtaining such approvals, provide Viaquo with copies of any applications or submissions made in connection therewith, and upon request permit Viaquo's representatives to participate. If for any reason all approvals necessary to sell lawfully any Software Product in any Jurisdiction has not been obtained within three (3) months after the execution of the applicable Product Schedule, then Viaquo may, at its option, suspend or terminate the hosting license for such Software Product, or in such jurisdiction, upon written notice to SiVault.

3.3  Quarterly  (Summary)  Reporting.  To  assist  Viaquo  in determining market
-------------------------------------
conditions for Software Products in thc Field of Use and in planning and developing new Software Products, within three (3) weeks after the end of each calendar quarter during the term of this Agreement, and from time to time as reasonably requested by Viaquo, SiVault shall provide Viaquo with a report describing Subscriptions to Software Products during the quarter. Such reports shall: (a) identify the average price of Subscriptions sold by SiVault to End Users during such calendar quarter; (b) furnish information concerning the computer system environments from which the End Users are accessing, or intend to access, the Software Products; and (c) include any other information as Viaquo may reasonably request from time to time.

3.4  No  Bundling.  SiVault  shall not offer the Software Products in connection
     -------------
with any unrelated third party products unless specifically approved in writing by Viaquo in advance, This anti-bundling prohibition does not apply to third party software necessary to the proper functioning of SiVault's services, which may include, without limitation, biometric authentication software, transaction clearing software, and data entry and report generation software.

ARTICLE  4-SUPPLY  AND  DELIVERY;  ADDITIONAL  DEVELOPMENT

4.1  Supply. Viaquo agrees, during the term of this Agreement, to supply SiVault
     -------
with one (1) copy of each Software Product, together with an applicable License Key (if any) therefor, as set forth in an applicable Product Schedule. Additional copies will also be provided for mirrored and redundant ASP sites, as well as End User organization sites running the same SiVault service on their own internal servers.

4.2  Acceptance.  SiVault  shall  inspect  all  Software  Products promptly upon
     -----------
receipt thereof for proper version numbers and serial numbers. SiVault may reject any incorrectly shipped Software Product by returning the defective Software Product in accordance with Viaquo's then-current RMA procedures. Any products not returned within two (2) weeks from the date of receipt by SiVault for a domestic location, or four (4) weeks from the date of receipt by ASP for an international location, shall be deemed accepted by SiVault.

4.3  Changes  to Software Products. Viaquo reserves the right to change Software
     ------------------------------
Products from time to time, whether by means of Updates, Upgrades, or new releases thereof.

4.4  Additional  Development. If,  at  SiVault's  request,  additional  software
     ------------------------
development work is required reasonably to provide new features, such as ViaSeal client software for other operating system platforms (e.g., Palm OS), or work to interface ViaSeal to biometric authentication systems, or work to implement features for or interfaces to other parts of the end system SiVault will offer as a part of its hosting services, Viaquo shall perform such development work, and SiVault shall provide any appropriate input and assistance. SiVault will pay the non-recurring engineering ("NRE") charges required by Viaquo for such work, and Viaquo will charge commercially reasonable rates for such NRE work Upon creation, all such NRE work or other additions to the Software Product will become Viaquo's sole property, and will automatically become a part of this license agreement with no impact on the license royalty rate. If title to any part of the foregoing should initially vest in Si Vault, SiVault hereby irrevocably assigns to Viaquo the entire right, title and interest therein, and agrees during and after the term of this Agreement to perform any act reasonable required to perfect Viaquos title therein.

ARTICLE  5  --  REPORTS  AND  PAYMENTS  BY  SIVAULT

5.1 Monthly Sales Reports and Payments. Within ten (10) calendar days of the end
    -----------------------------------
of each calendar month, SiVault shall: (a) report to Viaquo the total amount of Gross Revenues (and newly activated end user seats) received by SiVault from all business i-elated to the ASP service during that month; and (b) pay to Viague an amount equal to the royalty percentage on all such Gross Revenues as specified in the relevant Product Schedule (Sec Exhibit I). For purposes of this Section 5.1, a seat is "activated" when it is made available for use by an End User, regardless of whether the End User actually uses the seat or not during that month, and without regard to the existence, or amount, of any fee charged to the End User by SiVault for access to such seat.

5.2  Payment  Terms.  SiVaut shall pay Viaquo all amounts in U.S. Dollars within
     ---------------
thirty (30) calendar days, regardless of whether SiVault has received payments due to it from any End User. Any conversions from non-U.S. currencies to U.S. dollars shall be made as of the last business day of the month during which the payment is due, according to the daily 12noon buying rates of the U.S. Federal Reserve Bank in New York (currently available at hvcp://www.ny.frb.org/pihcme/statistics/forexi2.shtml). All payments shall be made by wire transfer to Viaquo's bank account no. 12100035 00986-08718, branch no, 11-35/1210, at Bank of America (Milpitas Branch). 740 E. Calaveras Blvd., Milpitas, CA 95035, USA. Any amount not paid within thirty (30) calendar days of its due date shall be subject to a ten percent (I 0%) late penalty in addition to any other recourse Viaquo may have under this Agreement.

5.3 SiVault shall be solely responsible for, and shall pay, any sales, use, rental, receipt, personal property, value-added, consumption or other tax, levy or similar governmental charge (except for income taxes assessed on Viaquo) that may be assessed in any jurisdiction, whether based on gross revenue, the delivery, possession or use of Software Products licensed under this Agreement, the execution or performance of this Agreement or otherwise. If SiVault is required under law to withhold any such charge from payments made under this Agreement, then the amount actually remitted by SiVault to Viaquo will be grossed up to ensure that Viaquo receives the Ml amount it would have been due absent any such charge, using the following formula:

     Grossed  up  amount  =  Scheduled  amount  /  (1  -  effective  tax  rate).

5.4  Audit  Rights.  SiVault  shall  keep  and  maintain  sufficient  records to
     --------------
determine that SiVault is in compliance with the terms and conditions of this Agreement. During the term of this Agreement and for one time thereafter, Viaquo shall have the right to have an independent certified public accountant (or equivalent) audit the records and accounts of SiVault to determine whether SiVault is in compliance with the terms of this Agreement. Any such audit shall be performed only during Si Vault's normal business hours, and shall be performed in such a manner as to avoid unreasonable interference with Sivault's business operations. Si Vault shall promptly remit to Viaquo any underpayment discovered by the auditor. Should an audit reveal that the aggregate payments made to Viaquo for all Software Products over the course of any calendar quarter represent an underpayment of more than ten percent (10%) of the aggregate amount actually due for such calendar quarter (a "Material Payment
                                                  -----------------
Noncompliance"),SiVault  shall  pay  to Viaquo a penalty of ten percent (10%) of
-------------
the amount actually due, and reimburse Viaquo for the full costs (including travel) of such audit, if SiVault has two (2) or more Material Payment Noncompliances in any twelve month period, or has five (5) or more Material Payment Noncompliances throughout the term of this Agreement, Viaquo may terminate this Agreement for material breach. The audits are limited to once per calendar year, and thither limited to once after expiration or termination of this Agreement, except that following any auit that reveals a Material Payment Noncompliance, Viaquo may demand additional quarterly follow-up audits (on the same terms as set forth above) until the auditor in its professional judgment determines that Sivault is in compliance with the terms of this Agreement.

ARTICLE  6--  INSTALLATION,  OPERATION,  SUPPORT  AND  MAINTENANCE

6.1  Training.  Viaquo  shall, at its expense, provide training for a reasonable
     ---------
number of SiVault technical personnel, at Viaquos facilities in San Jose, California in the use, installation and maintenance of the Software Products. Si Vault shall be responsible for the salary, subsistence and travel expenses of any SiVault personnel receiving such training.

6.2  Installation. SiVault  shall  be  responsible,  at  its  expense,  for: (a)
     -------------
acquiring or leasing the Authorized Servers and any other equipment necessary to host the Software Products; (b) installing the Software Products at Authorized Servers; and Cc) obtaining any net-work access or other connectivity required for End Users to access the Software Products; II' SiVault requests that Viaquo' engineers or other personnel be on site for any installation of any Software Product and Viaquo agrees to provide such personnel. Sivault shall pay Viaquo's then-current standard consulting fees for such support, plus reimburse Viaquo for travel and other costs incurred in connection therewith.

6.3  Service Levels. SiVault shall host the Software Products in accordance with
     ---------------
SiVault's standard service level agreement, but in no event less than commercially reasonable levels as determined by contemporaneous industry practices for the healthcare industry.

6.4  Support  By  SiVault.  Except  as provided in Sections 6.6 and 6.7, SiVault
     ---------------------
shall be solely responsible at its expense for providing all support to End Users in connection with operation and use of the Software Products (including, without limitation, software support for configuration. networking and other routine operational issues). SiVault shall provide End Users with telephone, email and Internet access to such support Sivault shall promptly report to Viaquo all Program Errors of which SiVault becomes aware (whether from End User reports or otherwise), and fully cooperate with Viaquo in reproducing, testing, and remediating such Program Errors.

6.5  Staffing.  SiVault  shall  employ  sufficient  engineers  trained  in  the
     ---------
installation, operation, support and maintenance of Software Products to carry out its responsibilities under Sections 6.2, 6.3 and 6.4. SiVault may delegate implementation of its duties to qualified personnel, hut shall remain responsible for the performance thereof.

6.6  Support  By  Viaquo. Viaquo  shall  at its expense provide "second tier" or
     --------------------
backline  support  to  SiVault,  including:

(a) providing electronic mail or telephone support to SiVault with respect to non-routine SiVault operational problems encountered by SiVault or its End Users; and

(b) tracking Program Errors in Software Products reported by SiVault, and using commercially reasonable efforts to provide fixes or workarounds for material Program Errors.

Upon SiVault's request, Viaquo may at its discretion furnish technical personnel for on-site assistance to SiVault to resolve Program Errors. In such event, Sivault shall pay Viaquo's then-current standard consulting fees for such support, plus reimburse Viaquo for travel and other costs incurred in connection therewith.

6.T  Updates and Upgrades. Viaquo shall provide SiVault with Updates at no cost,
     ---------------------
after such Updates are commercially released by Viaquo. SiVault shall be responsible for ensuring that such Updates ate promptly installed on the Authorized Servers, taking into account the urgency of the installation (e.g., to fix security holes, remediate infringements, etc.) as well as the need to reasonably avoid disruptions to SiVault's hosting operations. Such installation shall not, in any event, occur later than ninety (90) calendar days after receipt of the Update from Viaquo. If SiVault believes that installation within nu]ety (90) days is not commercially practicable, SiVault shall promptly inform Viaquo, and the parties shall negotiate and cooperate in good faith to complete the installation as expediently as possible under the circumstances. If SiVault desires to receive Upgrades, the parties will negotiate the pricing therefor.

ARTiCLE  7--  REPRESENTATIONS,  WARRANTIES  AND  DISCLAIMERS

7.1  No  Conflicting Agreements. Each party represents and warrants to the other
     ---------------------------
that, as of the Effective Date of this Agreement, it is not a party to any agreement (including without limitation any hosting, license or distribution agreements) that conflicts with the rights granted and obligations undertaken to the other party under this Agreement. Each party agrees that, during the term of this Agreement, it shall not enter into any agreement that conflicts with the rights granted and obligations undertaken to the other party under this Agreement.

7.2  Limited  Software  Product  Warranty. Unless  otherwise  specified  in  an
     -------------------------------------
applicable Product Schedule, Viaquo warrants that for a period of ninety (90) calendar days from the dare of delivery to SiVault:

(a) each Software Product shall materially perform in accordance with the relevant Documentation therefor; and

(b) the media on which Software Products are furnished shall be free of defects in material and workmanship under normal use,

In case of breach of the above warranties, Viaquo shall use commercially reasonable efforts to:

(c) repair or replace the Software Products failing to perform according to the published specifications under (a) above, in accordance with Viaquo's then-current RMA procedures; or

(d) repair or replace a copy of the Software Products haying defective media within thirty (30) calendar days after return of the defective product in accordance with Viaquo's then-current RMA procedures.

Except for the foregoing to the full extent allowed by applicable law, Software Products are provided "AS IS." SiVault's exclusive remedy and Viaquo's entire flability under this limited warranty will be, at Viaquo's option, to repair or replace the Software Products.

7.3  Defects  Not  Covered by Warranties. Viaquo shall have no obligations under
     ------------------------------------
the warranty provisions set forth in Section 7.2 if any nonconformance would not have occurred but for: (a) incorporation or utilization of any third party program with a Software Product; (b) misuse, alteration, modification, or enhancement of a Software Product; (c) use of a Software Product for other than the specific purpose for which it was intended; or (d) or use of a Software Product on any system other than the specified hardware platform for which it was designed.

7.4  High Risk Activities. SiVault ACKNOWLEDGES THAT PRODUCTS MAY CONTAIN ERRORS
     ---------------------
AND ARE NOT DESIGNED OR INTENDED FOR USE IN ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, INCLUDING WITHOUT LIMITATION, AIR TRAFFIC CONTROL, LIFE SUPPORT EQUIPMENT, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF THE PRODUCTS PRESENTS A HIGH PROBABILITY OF DEATH, PERSONAL INJURY OR. SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE (COLLECTIVELY, "HIGH RISK
                                                                       ---------
ACTIVITIES").  SiVault  REPRESENTS  AND WARRANTS THAT IT WILL NOT HOST, USE., OR
----------
LICENSE  THE  SOFTWARE  PRODUCTS  FOR  HIGH  RISK  ACTIVITIES.

7.5  No Other Warranties. THERE ARE NO REPRESENTATIONS, WARRANTIES OR ASSURANCES
     --------------------
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. TO THE FULL EXTENT ALLOWED BY APPLICABLE LAW, EXCEPT AS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, ARE HEREBY DISCLAIMED.

ARTICLE  8  -  INDEMNIFICATTON

8.1  Indemnification by Viaquo. Subject to the provisions of Section 8.3, Viaquo
     --------------------------
shall defend and indemnify SiVault from and against any claims alleging that the authorized hosting or use of Software Products delivered to SiVault under this Agreement infringes any copyright or trade secret of a third party.

8.2  Indemnification  by  Sivault.  Subject  to  the  provisions of Section 8.3,
     -----------------------------
SiVault shall defend and indemnify Viaquo from and against any claims to the extent resulting from any: (a) breach of arty representation or warranty of SiVault under this Agreement; (b) representation or warranty with respect to

Software Products made by SiVault beyond the warranties made by Viaquo to SiVault under this Agreement; or (c) any failure of SiVault to comply with any applicable law or regulation in the course of performing under this Agreement.

8.3  Conditions.
     -----------

(a)  Notification.  The  indemnities  set forth in Sections 8.1 and 8.2 shall be
     -------------
     conditioned upon the indemnified party, prior to incurring any indemnifiable expenses, promptly notifying the indemnifying party in writing of any such claim suit, expense or the like.

(b) Control of the Matter. The indemnified party shall: (i) tender to the indemnifying party exclusive authority to defend or settle the dispute; and
     (ii) fully cooperate with the indemnifying party at the indemnifying party's expense. If the indemnifying party does not elect to assume control of the matter, it shall nevertheless indemnify the indemnified party as provided in Sections 8.1 and 8.2. The indemnified party shall obtain the indemnifying party's prior written approval of any settlement, which approval shall not be unreasonably witheld.

8.4  Options.  Should  any  Software  Product  hereunder  become or, in Viaquo's
     --------
opinion, be likely to become the subject of a claim or infringement or misappropriation of a third party's intellectual property right, Viaquo at its option may: (a) procure for Sivault, at no additional cost to SiVauIt, the right to continue to host the Software Product; (b) replace or modify the Software
Product, at no additional cost to SiVault, to make such Software Product non-infringing or non-misappropriating, provided that substantially similar functionality and performance is obtained with the replacement or modified Software Product; or (c) if the right to continue to host the Software Product cannot be procured under commercially reasonable terms, or such Software Product cannot be raplaced or modified at commercially reasonable time and expense, terminate this Agreement (or the relevant portion thereof) upon written notice to SiVault. Upon such termination, SiVault shall return to Viaquo any such Software Products.

8.5  Exclusions. Notwithstanding  anything  to the contrary Viaquo shall have no
     -----------
obligation to indemnify and defend SiVault or to pay costs, damages or attorneys' fees for any claim based upon:

(a) the combination, operation, hosting or use of Software Products with other equipment, code, programs or data not supplied by Viaquo if such infringement or misappropriation would have been avoided but for the combination, operation or use of Software Products with other equipment, code, programs or data;

(b) hosting or use of other than the then-latest version of Software Products, if such infringement or misappropriation could have been avoided by the hosting or use of the latest version of Software Products and such latest version had been made available to SiVault;

(c) modification of Software Products by SiVauk in the event such infringement or misappropriation would have been avoided but for such modifications;

(d) hosting or use outside the scope of the licenses granted under this Agreement; or

(e) modification of Software Products by Viaquo solely to comply with the specifications or directions of SiVault unless Viaquo knew or reasonably should have known that such modification would result in such infringement or misappropriation.

ARTICLE  9-  TERM  AND  TERMINATION

9.1  Term.  The term of this Agreement shall commence on the Effective Date and
     -----
shall continue for an initial term of three () years thereafter, subject to automatic renewal for a successive two (2) year renewal term unless either pat' notifies the other party of its interest not to renew at least six (6) months prior to the end of the initial or any renewal term, in which case this Agreement shall expire. This Agreement may also be earlier terminated as provided in Section 9.2.

9.2  Termination.  This  Agreement  may  be  terminated  as  follows:
     ------------

(a)  upon  mutual  agreement  of  the  parties  at  any  time;

(b) by either party at ha option immediately upon written notice, if the other party materially breaches any material term or condition of this Agreement and such material breach is not cured or corrected withm sixty (60) calendar days;

(c) by Viaquo at its option immediately upon written notice, if SiVault breaches its payment obligations pursuant to Article 5 five (5) or more times in the aggregate;

(d) by either party at its option immediately upon written notice, if: (i) the other party is adjudicated bankrupt or makes an assignment for the benefit of creditors: (ii) it' a receiver, liquidation, administrator or trustee is appointed for the other party's affairs (or any analogous procedure is initiated); or (iii) the other party is dissolved; or

(e) by either party as provided in Article 12cr Section 13.11, or by Viaquo as provided in Sections 5.4, 8,4 or 10.4.

9.3 Rights of Suspension. Viaquo may, at its option, suspend (rather than terminate) this Agreement upon the occurrence of any event that would otherwise have given Viaquo a right of termination under Section 9.2. Upon suspension of this Agreement, Agreement, and if the suspension is not be cured to Viaquo's reasonable satisfaction within six (6) months, then this Agreement shall automatically terminate.

9.4  Effect of Suspension, Expiration or Termination.
     ------------------------------------------------

(a)  Effect on  Hosting  License and Fees  upon Suspension or Expiration.  Upon
     --------------------------------------------------------------------
suspension or expiration or termination of this Agreement for any reason: (1 the hosting license granted to SiVault and Viaquo's obligations under this Agreement shall terminate with respect to SiVault's ability to sell the SiVault service to new End User organizaons; (ii) providing SiVault is making the appropriate royalty payments to Viaquo, SiVault may continue hosting of Software Products to existing End User organizations including adding or removing End Users to the system in response to existing End User organizations' requirements, however SiVault shall not be permitted to sell its ASP services to new End User organizations until, if suspended, the reason for the suspension is cured, or if expired, a new agreement is signed. SiVault shall implement its continued royally payment obligations by depositing all payments received from SiVau]t End Users for services into a third party trustee account over which Viaquo shall have control, and from which Viaquo shall direct payments to Si Vault of any funds remaining after first collecting from the trustee account any royalty fees owing to Viaquo from SiVault under this Agreement. When SiVault has substantially cured the default that caused the suspension (if any) to Viaquo's satisfaction, or signed a new or extension agreement with Viaquo (if expired), SiVault may thereafter close the trustee account and deal with End User payments in the normal course of its business and as contemplated by this Agreement.

(e)  Survival. The  following  shall  survive  expiration or termination of this
     ---------
Agreement; (i) any provision expressly stated to survive; (ii) Articles or Sections 1, 2.7, 5.3, 6.4, 7.3, 7.4, 7.5,8,9.4, 10, 11, 12 and 13; and (iii) any
amount  then  due  and  payable.

(d) Return of Software Products. If this Agreement expires or is terminated with
    ----------------------------
respect to an end user organization, SiVault shall (at its expense) return to Viaquo (or at Viaquo's option, destroy) any Software Products in its possession. End Users who discontinue paying SiVault for the ASP service, or whose licenses otherwise expire or are terminated, shall also be required to required to destroy or return all Software Products and associated documentation in their possession.

ARTICLE  10  PROPRIETARY  RIGHTS

10.1  Ownership.  Sivault  acknowledges  and  agrees  that Viaquo owns and shall
      ----------
retain all right, title and interest in and to the technology or data comprising the Software Products, and all intellectual property rights related thereto, throughout the world.

10.2 Trademarks and Branding. It is understood that Sivault intends to privately
     ------------------------
brand the Software Product under us own name (e.g., RxSeal) and will add other software to ViaSeal to provide a specialized transaction control system for several types of applications. Whatever brand SiVault chooses, SiVault shall brand its Software Product offerings as Secured by Viaquo,"or equivalent mark approved by Viaquo, using a form of graphic to be provided by Viaquo. Such branding shall be visible to the End User promptly upon accessing the Software Product (e.g., on the "splash screen" at startup). SiVault acknowledges and agrees that, as between Sivault and Viaquo, Viaquo owns and shall retain all right,  title  and  interest  in  Viaquo Trademarks. Except as set forth in this
                                                     ---------------------------
Agreement  or subsequently approved by Viaquo via email or letter, no license or
--------------------------------------------------------------------------------
right  is  granted  to  SiVault to use or display any trademark of Viaquo in any
--------------------------------------------------------------------------------
manner whatsoever on any product or document. SiVault agrees that neither it nor
---------------------------------------------
any of its Affiliates will register (or apply to register) any Viaquo Trademark. All use and other acts by Sivault with respect to Viaquo Trademark under this Agreement will inure to the benefit of Viaquo.

10.3  Proprietary  Rights  Notices.  SiVault  agrees  that each copy of Software
      -----------------------------
Products delivered to End Users shall contain the same copyright, patent, trademark and other proprietary rights notices, if any, which appear on or in such Software Products as delivered by Viaquo to SiVault, consistent with SiVault's private branding requirements. SiVault shall not remove, obliterate or modify arty of the required Viaquo Trademarks, or Viaquo's proprietary rights notices, from any Software Product or from any audio or visual displays created by the Software Product.

10.4  No  Reverse  Engineering. SiVault agrees during and after the term of this
      -------------------------
Agreement not to alter, decompile, disassemble, reverse engineer, or otherwise attempt to discover source code underlying the Software Products, or create any Derivative Works based on the Software Products (all of the foregoing, collectively, Viaquo shall have right to terminate this Agreement immediately if Si Vault breaches this Section 10.4. If SiVault acquires any intellectual property right arising out of any Prohibited Act, SiVault hereby assigns such right to Viaquo, and shall during and after the term of this Agreement perform any act necessary to perfect Viaquo's title in the foregoing.

10.3  Third  Party  Infringement. SiVault  shall  take  all reasonable  steps to
      ---------------------------
safeguard the Software Products from any unauthorized manufacture, duplication, use, sale or other activity that might infringe or misappropriate any Viaquo intellectual property right. SiVault shall promptly notify Viaquo upon suspecting or becoming aware of any such activity. Upon Viaquo's request, SiVault shall provide Viaquo with whatever assistance is reasonably necessary to counter such activities.

ARTICLE  11  --  LIMITATION  OF  LIABILITY

11.1  Limitation.  Viaquo's  liability to SiVault for all claims relating to any
      -----------
Software Product under this Agreement, whether for breach or in tort or arising in any way in connection with this Agreement, shall be limited to one hundred percent (100%) of' the aggregate amount having been paid by SiVault to Viaquo for such Software Product.

11.2  Damages.  IN  NO  EVENT  SHALL  EITHER  PARTY  BE LIABLE FOR ANY INDIRECT,
      --------
PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING WITHOUT LIMITATION LOSS OF PROFITS. USE, DATE OR OTHER ECONOM(C ADVANTAGE), HOWEVER CAUSED AND UNDER. ANY THEORY OF LIABILITY, WHETHER FOR BREACH OR TERMINATION OF THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.3 Exception. The limitations of liability in Sections 11.) and 11.2 shall not
     ----------
apply  to  any  breach  of  Articles  10  or  12.

ARTICLE  12--  CONFIDENTIALITY

12.1  Terms  of  Agreement.  Neither  party  shall disclose the pricing or other
      ---------------------
economic terms of this Agreement, except to its affiliates, attorneys, accountants or (potential or actual) investors, who have agreed in writing or are otherwise bound to maintain the confidentiality of such terms,

12.2  Confidential  Information. During the term of the Agreement each party may
      --------------------------
be exposed to certain u7fotnlaticn concerning the other party's business, products, proposed new products, customers, arid related information, which is the proprietary or confidential information of the other party and is not generally known to the public ("confidential Information"). Each party agrees that during and after the term of this Agreement it shall not use any Confidential Information of the other except in accordance with the provisions of this Agreement and shall not disclose any Confidential Information of the other to any third party without the prior written consent of such, other party
- Each party hereby consents to the disclosure of its Confidential Information to the employees of the other as is reasonably necessary in order to allow the other party to perform this Agreement and obtain the benefits hereof, provided that each such employee is bound by a written confidentiality agreement protecting such Confidential Information, Each party further agrees to treat all Confidential Information of the other in the same manner as it treats its own Confidential Information. Either party shall have the right to terminate this
Agreement:  (a)  immediately if the other party materially breaches this Section
12.2 and such breach can not be cui-ed or (b) lithe other party materially breaches this Section 12.2 three (3) or more times throughout the term of this Agreement.

12.3  Exceptions.  The provisions of this Sections 12.1 and 12.2 shall not apply
      -----------
to any part of the Confidential Information of a receiving party to the extent that

(a)  such information was in its possession prior to disclosure to it hereunder;

(b) such information was generally known or otherwise in the public domain prior to disclosure to it hereunder, or becomes so known subsequent to such disclosure through no fault of such party, except that the parties agree to treat confidential details of the other parry's unannounced products arid their introduction plans until such time as they are announced by press release or official public communication;

(c) such information was received by it from a third party not under an obligation to the owner of such information not to disclose it; or

(d) such information was independently developed by a party without the benefit of the other party's Confidential Information.

ARTICLE  13 -  GENERAL  PROVISIONS

13.1 Notices. All notices required or permitted under this Agreement shall be in
     --------
writing and shall be either delivered personally, sent by airmail, or sent by facsimile or email with a confirmation copy sent by airmail or courier within one (1) week, to the other party as follows:

If  to  Viaquo:  Viaquo  Corporation
                 2460  North  First  SITett  Suite  280
                 San  Jose,  CA  95  13  I
                 USA
                 Attention;  Chief  Executive  Officer
                 Telephone:  (408)  850.8400
                 Facsimile:  (408)  850-8401
                 Email:  wbsweet@viaquo.com
                         franz@viaquo.com

If to  SiVault:  SiVault  Analytics,  Inc.
                 2033  Gateway  Place,  Suite  500
                 San  Jose,  CA  95  1.  10
                 U.S.A
                 Attention:  Chief  Executive  Officer
                 Telephone:  (408)  96l-805
                 Facsimile;  (707)  924-0147
                 Email:  emilian@SiVault.com
                         jonatan@SiVault.com

Either party may change the address or facsimile number to which notices are to be delivered or sent by written notice to the other party

13.2  Export. SiVault acknowledges that Software Products and technical data are
      -------
subject to U.S. export control laws and regulations and may be subject to export or import laws and regulations in other countries. SiVault acknowledges that it has the responsibility to obtain all licenses as nay be required to export, re-export or import Software Products or technical data after delivery to SiVault under this Agreement. SiVault agrees not to export, re-export or import Software Products or technical data related to it, except as permitted by, and in strict compliance with, all such laws and regulations. Without limiting the generality of the foregoing, SiVault shall in no event export or re-export any Software Product to any country on the U.S. government's "T-7" list of terrorism-supporting countries (currently available at http://w3.access.gpo.gov/bis/ear/pdf740spir.pdf) or to any person on the US. government's "Denied Persons List" (currently available at http://www.bxa.doc.gov/dpl/Default.shtm) or to any other prohibited location or entity that may in the future be added to the U.S. Export Administration Regulations. Viaquo reserves the right to revoke or limit the use of the Software Product if necessary to prevent access to a Software Product by any entity whose access thereto would violate any export regulation of the U.S. government, and SiVault shall fully cooperate with Viaquo in the foregoing.

13.3  Transferability.  Neither  party may assign any of its rights, or delegate
      ----------------
any of its obligations, under this Agreement without the prior written consent of the other patty and any such attempted assignment, delegation or transfer shall be void; provided, however, that Viaquo or SiVault may transfer this Agreement in connection with a merger or acquisition of substantially all of its business, assets or equity relating to the subject matter hereof, provided that the transferee agrees in writing to honor all the terms and conditions of this Agreement.

13.4  Escrow.  Viaquo  agrees  to place the source code of the Software Products
      -------
into  escrow  for  the  duration  of  this  agreement  (see  Exhibit  III).

13.5  Governing  Law. This Agreement shall be construed and governed by the laws
      ---------------
of the State of California as applied to transactions taking place wholly within California between California residents. This Agreement shall not be governed by the U.N. Convention on Contracts for the International Sale of Goods. The parties hereby submit to the personal jurisdiction of and agree that any legal proceeding with respect to or arising under this Agreement shall be brought exclusively in, the federal and state courts located in the State of California.

13.6  Waiver. No  delay,  omission  or  failure  to exercise any right or remedy
      -------
provided for in this Agreement shall be deemed to he a waiver thereof or an acquiescence in the event giving rise to a right or remedy, but every such right or remedy may he exercised, from time to time, as may he deemed expedient by the party exercising such right or remedy.

13.7 $everability. In the event that any provision of this Agreement is found to be invalid or unenforceable it will be enforced to the extent permissible and the remainder of this Agreement shall remain, in full force and effect.

13.8  Relationship  Between the Parties. The parties are independent contractors
      ----------------------------------
to each other, and neither party has the authority to make any statement, representation, warranty or other commitment on behalf of the other patty. This Agreement does not create any agency, employment, partnership, joint venture or similar relationship between the parties.

13.9  Construction. This Agreement has been negotiated by the parties hereto and
      -------------
by their respective counsel. This Agreement will be fairly interpreted and construed in accordance with its terms and without strict interpretation or construction in favor of or against either party. The headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement. The term "including" (aid all variants thereof) shall be construed to mean "including", without limitation."

13.10  Amendment.  No amendment or modification of this Agreement shall be valid
       ----------
or binding upon the parties unless made in writing and signed by or on behalf of each path.

13.11  Entire  Agreement. This Agreement, together with its Exhibits and Product
       ------------------
Schedules, constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall supesede any prior agreements or understandings between the parties, whether written or oral, with respect to the subject matter hereof. This Agreement was made in the English language, and the English language version thereof shall be the sole legally binding version hereof. No non-English language version of tins Agreement may be used to affect any right or obligation between the parties relating to this Agreement

13.12  Force Majeure. Except  as  may  be  otherwise provided in this Agreement,
       --------------
neither party will be deemed to have materially breached this Agreement to the extent that performance of its obligations are delayed or prevented by reason of any act ot government or government regulation, natural disaster, act of God, fire, earthquake, flood, storm accident, shortage of equipment, materials, supplies or services beyond the reasonable control of such party, strike, labor dispute or walkout, war, riot, insurrection., civil commotion, or any other cause beyond the reasonable control of such party; provided that such party promptly notifies the other party of the nature and duration of such force majeure event but only for so long as such force majeure event continues. However, if such performance is delayed or prevented for a period exceeding ninety (90) calendar days, the other party shall he entitled to terminate this Agreement.

13.13  Execution. This Agreement may be executed using facsimile signature pages
       ---------
(without requiring confirmation copies pursuant to Section 13.1) and/or in counterparts, each of which shall be deemed an original and legally binding signature. Each party agrees not to (directly or indirectly) assert that this Agreement has been improperly executed, Or is ineffective, based on the use of counterparts or facsimile signatures.

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the Effective Date.

VIAQUO  CORPORATION                 SIVAULT ANALYTICS, INC.

By: /s/ W.B. Sweet                  By: /s/ Emilian Elefteratos
Name:  W.B. Sweet                   Name:  Emilian Elefteratos
Title: CEO                          Title: CEO
Date:  6/3/04                       Date:  6/3/04

EXHIBLT  I  -  PRODUCT  SCHEDULE

This Exhibit I may be amended or modified from time to time by the parties, by mutual agreement and signature. All such new Exhibit I versions shall be attached to this agreement to provide an appropriate audit trial of the relationship.

Software Products
-----------------
Viaquo's ViaSeal software, primarily consisting of the server and client modules, with associated databases, token generators, Plug-ins, Software Development Kit (SDK) and other associated software

Prohibited Competing Products
-----------------------------
[TBD]

Exclusivity  Requirements
--------------------------
SiVault's exclusive area shall he defined as the combination of all of the following conditions (a logical ANDing of conditions), evaluated on a country-by-county basis throughout the world:

1. A hosted Application Service Provider (ASP) service provided by SiVault, either directly as a service-for-fee arrangement with a SiVault End User, or indirectly, through a SiVault's End User hosting its own copy of the SiVault ASP software system, where fees are collected in essentially the same manner, except that such fees may be lower in consideration of the investment and services provided directly by the End Users.

2. A transaction-based service, wherein the ViaSeal Software Product is a component part of the system.

3. An application in the Health Care industry, including the services consumed by related companies such as hospitals, doctors' offices, medical clinics, health care insurance companies, transactions clearing companies, and stores, governmental authorities and other organizations necessary for the service to work or to be interfaced to.

Any and all applications outside of the above definition is an area in which SVault may also operate, although it will not have exclusivity iii such areas.

Because the above definition of exclusivity is extremely broad and may be difficult to measure as the business for both companies evolve, the ultimate test of whether exclusivity applies is that a license to another Viaquo customer that appears to satisfy the above three conditions and would compete with or damage SiVault's ASP business as then being operated, is automatically defined as falling within the exclusive area.

If a prospective Viaquo customer requests to license the Software Products in an application area that may arguably fall under the above definition, but in which SiVault is not then operating and has no plans to operate in, SiVault shall have a one-month right of first refusal on any such Software Product license, providing it meets the same terms and prices as the prospective Viaquo customer.

SiVault and Viaquo agree that they may jointly license their products to any End User, providing both parties agree in writing to the terms and prices.

Exclusivity Commitment by SiVault
---------------------------------

Since Viaquo has invested in excess of ten million dollars in the development of the Software Product, Sivault's exclusivity in the Field of Use cannot be maintained unmodified if SiVault cannot generate sufficient royalties for Viaquo.

Therefore, this agreement will be reviewed every 12 months by the Executive Management of Viaquo and SiVault to determine contract compliance and level of royalties generated. The review dates will be

May 15, 2005
May 15, 2006
May 15, 2007

If, upon any such review, Viaquo determines that SiVault is not generating sufficient royalties for Viaquo, then Viaquo shall be allowed to modify the exclusivity by soliciting other customers in the Field of Use, and ifa prospective ASP licensing arrangement is forthcoming with a customer, SiVault shall be entitled to a one-month first right of refusal on that business deal, and any succeeding deal, until acceptable continuous minimum royalty rates (amounts) are paid to Viaquo by SiVault, at which time Viaquo shall suspend solicitations of other customers in the Exclusive Field of Use.

Pricing Schedule
-----------------

Immediately upon signing this Agreement, SiVault shall pay a non-refundable sum of two hundred fifty thousand dollars ($250,000), followed by another non-refundable payment of fifty thousand dollars (550,000) within six months.

In addition, for all provision of SiVault services to any End User, SiVault shall pay to Viaquo, ten percent (10%) of all Gross Revenues received by SiVault or its applicable subsidiaries, if any. for as long as such services are provided, whether this Agreement is in effect, or suspended, expired or terminated.

IP Addresses of Authorized Servers
----------------------------------
[TBD]

IN WITNESS WHEREOF, the undersigned have entered into this Exhibit I as of the Effective Date.


VIAQUO  CORPORATION                 SIVAULT ANALYTICS, INC.

By: /s/ W.B. Sweet                  By: /s/ Emilian Elefteratos
Name:  W.B. Sweet                   Name:  Emilian Elefteratos
Title: CEO                          Title: CEO
Date:  6/3/04                       Date:  6/3/04

EXHIBIT  H-  END  USER  LICENSE  AGREEMENT
(starts  on  next  page)


                      END USER SOFTWARE LICENSE AGREEMENT
        (for software accessed on-line through SiVault Analytics, Inc.)

This end user software license agreement (the "Agreement") is effective as of the Effective Date (as defined in Section 61) between Viaquo Corporation ("Viaquo"), a Delaware corporation having its principal business office at 2460 North First Street, Suite 280, San Jose, CA 9513], SiVault Analytics, ("SiVault"), a California corporation having its principal business office at
203  Gateway  Place.  Suite  560,  San  Jose,  CA.  95110  and
                                                                ----------------
having  an  address  at
                        --------------------------------------------------------
("Licensee").

ARTICLE  1  --  DEFINITIONS

"SiVault" is  an application service provider that, pursuant to a contract with
---------
Viaquo,  hosts  the  Software  for  on-line  access  by  licensees.

"Order  Schedule"  means  a  document  by  which  licensee  orders  Software
-----------------
subscriptions  from  SiVau]t.

"Respective  Software  Component"  means,  in  relation  to  the  Software,  the
---------------------------------
portion(s)  thereof  owned  by  Viaquo  or  SiVault,  respectively.

"Software"  means the combination of Viaquo and SiVault software products listed
----------
in the applicable Order Schedule, together with any related updates, user guides, bistructions, reference materials provided to Licensee by Viaquo and/or SiVault. The Software is limited to object code form only. Unless otherwise specified on an Order Schedule, the Software will include SiVaults RxSeal transaction software, secured by Viaquo's ViaSeal software.

ARTICLE  2 --  LICENSES

2.1  Software Licenses. Viaquo and SiVault hereby grant Licensee a nonexciusive,
     ------------------
nontransferable license to access the Software as hosted by SiVault in accordance with this Agreement, aid to use the Software solely for Licensee's internal business operations. The scope and term of the license may be further limited by an applicable Order Schedule.

2.2 Limitation on License. Licensee shall not: (a) disassemble, reverse engineer, decompile or otherwise attempt to discover source code underlying the Software; (b) modify, translate or create derivatives of the Software; (c) rent, transfer, operate a service bureau using the Software; or (d) permit any use of the Software by any third party not expressly authorized in this Agreement. If Licensee acquires any intellectual property right arising out of any breach of provision (a) or (b) above, and depending upon whether the software involved is the property of Viaquo. or SiVault, Licensee hereby assigns such right to Viaquo or SiVault, as appropriate, and shall during and after the term of this Agreement perform any act necessary Confidential to perfect Viaquo's Or SiVault's title in the foregoing. No rights are granted except as expressly set forth in this Agreement, and no right or forbearance may be construed under any theory of implication, estoppel or otherwise.

ARTICLE  3 --  CONFIDENTIALITY

Licensee acknowledges that the Software comprises proprietary and confidential information of Viaquo and SiVault. Licensee shall not use the Software, or disclose any code thereof to any third party. except as permitted by this Agreement. In no event will Licensee use less care to protect the Software than it uses to protect its own non-public information of equal importance.

ARTICLE  4 -- MAINTENANCE  &  SUPPOIT

4.1  Generally.  Viaquo  does  not  provide  direct  maintenance  or support to
     ----------
licensees. If desired, Licensee should contact SiVault for maintenance or support.

4.2  Error  Testing. Upon Viaquo's or SiVault's request, Licensee agrees to test
     ---------------
and verify any suspected error or defect in the Software and to report such errors or defects to Viaquo or SiVault in a timely manner.

ARTICLE  5-WARRANTY  & INDEMNIFICATION

5.1  Warranties.  Viaquo  and  SiVault  represent  and  warrant  for a period 90
     -----------
calendar days from the Effective Date that: (a) their Respective. Software will materially conform with the applicable Viaquo or SiVault documentation therefor; and (b) their Respective Software does not infringe any copyright, trade secret or trademark right or any third party.

5.2  Disclaimer.  EXCEPT  FOR  THE  FOREGOING,  NO  OTHER  WARRANTIES  ARE MADE,
     -----------
STATUTOBY, EXPRESS OR. IMPLIED, WITH RESPECT TO THE SOFTWARE AND ANY SERVICES PROVIDED HEREUNDER. VIAQUO AND SJVAULT SPECIFICALLY DTSCLAIM ANY WARRANTIES OR MERCHANTABILITY AND FITNESS FOR. A PARTICULAR PURPOSE.

5.3 Remediation. If the Software does not materially conform with the Viaquo and
    ------------
SiVault documentation therefor, Viaquo and SiVault shall at their option either modify their Respective Software or the documentation to remediate the noncompliance. if there is a claim (or threat of a claim) of infringement or misappropriation of any intellectual property right of any third party, Viaquo or SiVault may in their discretion: (a) procure for Licensee the right to continue using their Respective Software; (b) replace or modify their Respective Software to make it non-infringing; 01(c) il'(a) and (b) are not commercially practicable, terminate the relevant portion of the license. The provisions of this Section 5.3 shall be the exclusive remedy for breaches of the warranties set forth in Section 5.1.

5.4 LIMITATION ON LIABILITY. TO THE EXTENT ALLOWED DY APPLICABLE LAW, AND EXCEPT
    ------------------------
FOR  BREACHES  OP  ARTICLE  3  OR  FOR  ACTS  OF INTENTIONAL MISCONDUCT OR GROSS
NEGLIGENCE: (A) IN NO EVENT WILL ANY PARTY BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, LOSS OF USE OR DATA, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL 01. CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF SUCH PARTY HAS.BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (B) EACH PARTY'S AGGREGATE LIABILITY TO THE OTHER PARTIES FOR DAMAGES IN ANY WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, AND REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION, WILL NOT EXCEED AMOUNT OF TOTAL FEES PAID OR PAYABLE FOR THE SOFTWARE HEREUNDER.

ARTICLE  6 -- TERM  &  TERMINATION

6.1  Term.  This Agreement will take effect when Viaquo has received an executed
     -----
copy hereof from the Licensee ("Effective Date") This Agreement and each license granted hereunder, unless otherwise indicated in the applicable Order Schedule, will remain in effect unless and until terminated.

6.2  Termination. This Agreement will automatically terminate if the contractual
-----------------
agreement between Viaquo and SiVault, pursuant to which SiVault is authorized to host the Software, expires or is terminated, unless Viaquo by written notice transfers Licensee to another Application Service Provider (ASP). Licensee may terminate this agreement or any license at any time. Viaquo or SiVault will have the right to terminate this Agreement if Licensee materially breaches this Agreement (or a condition of the relevant license) and fails to cure such breach within thirty (30) calendar days following written notice of such breach; or if the breach is curable yet not of a type that with the exercise of diligence can be cured within thirty (30) days, Licensee does not within such thirty day period initiate all steps necessary to remedy the breach and thereafter diligently prosecute the same to completion.

6.3  Effect  of Termination. Except  as  otherwise  provided  herein,  upon  the
     -----------------------
effective date of any license termination, the Licensee shall cease using the Software, and return to SiVault or destroy all copies thereof in Licensee's possession.

6.4  Survival  of Obligations. The following provisions will survive termination
     -------------------------
of  this  Agreement for any reason: (a) Articles or Sections 2.2, 3, 5.4 & 7 and
(b)  any  provision  that  expressly  indicates  it  will  survive.

ARTICLE  7 -- GENERAL  PRO  VISIONS

7,1  Notices. All notices required or permitted under this Agreement shall be in
     --------
writing and shall be either delivered personally, sent by airmail, or sent by facsimile or email with a confirmation copy sent by airmail or courier within one (I) week, as follows.

If  to  Viaquo:

                  Viaquo  Corporation
                  2460  North  First  Street,  Suite  280
                  San  Jose,  CA  95131,  U.S.A.
                  Attention;  Chief  Executive  Officer
                  Telephone:  (408)  850-8400
                  Facsimile:  (408)  850-8401
                  Email:  wbsweet@viaquo.com
                          franz@viaquo.com

If  to  SiVault:
                  SiVault  Analytics,  Inc.
                  2033  Gateway  Place,  Suite  500
                  San  Jose,  CA  95110,  U.S.A
                  Attention:  Chief  Executive  Officer
                  Telephone:  (40$)  961-8605
                  Facsimile:  (707)  024-0147
                  Email:  emilian@SiVault.com
                          jonatan@SiVault.com

If  to  Licensee:  As  set  forth  in  the  and/or  in  the  signature  block.
first  paragraph

7,2  Export. Licensee  acknowledges  that the Software is subject to U.S. export
     -------
control laws and regulations and may be subject to export or import laws and regulations in other countries. Licensee shall not export, re-export or import the Software except as permitted by, and in strict compliance with, all such laws and regulations.

Without limiting the generality of the foregoing, Licensee shall in no event export or re-export the Software to any country on the U.S. government's "T-7" list of terrorism- supporting countries (currently available at http://w3.access.gpo.gov/bis/ear/pdf/740spir.pdf) or to any person on the U.S. governments "Denied Persons List" (currently available at http:/www.bxa.doc.gov/dpl/Default.shtm) or to any other prohibited location or entity that may in the future be added to the U.S. Export Administration Regulations. Viaquo reserves the right to terminate access to the Software to any entity whose access thereto would violate any export regulation of the U.S. government.

7.3 Transferability. Neither party may assign any of its rights, or delegate any
    ----------------
of its obligations under this Agreement without the prior written consent of the other party and any such attempted assignment, delegation or transfer shall be void; provided, however, that Viaquo or Licensee may transfer this Agreement in connection with a merger or acquisition of substantially allot its business, assets or equity relating to the subject matter hereof, provided that the transferee agrees in writing to honor all the terms and conditions of this Agreement.

7.4 Governing Law. This Agreement shall be construed by the laws of the State of
    --------------
California, without reference to choice of law principles. The U.N. Convention on Contracts for the International Sale of Goods shall not apply. The parties submit to the personal, jurisdiction of the federal and state courts located in the State of California, and agree that any legal proceeding relating to this Agreement shall be brought exclusively therein.

7.5  Waiver. No  delay,  omission  or  failure  to  exercise any right or remedy
     -------
provided for in this Agreement shall be deemed to be a waiver thereof or an acquiescence in the event giving rise to a right or remedy, but every such right or remedy may be exercised, from time to time, as may be deemed expedient by the party exercising such right or remedy.

7,6  Severability. In the event that any provision of this Agreement is found to
     -------------
be invalid or unenforceable, it will be enforced to the extent permissible and the remainder of this Agreement shall remain in hill force and effect.

7.7 Construction. This Agreement will be construed without strict interpretation
    -------------
or construction in favor of or against either party. The headings in this Agreement are for convenience only and shall not in any way affect this Agreement. The verb "to include" (and all variations thereof shall not be construed as a term of limitation, unless expressly indicated by the context in which it is used.

7.8  Entire  Agreement.  This  Agreement,  together  with  its  associated Order
     ------------------
Schedule, constitutes the entire agreement (and supersedes any prior agreements) between the parties, whether written or oral, with respect to the subject matter hereof; provided, however, that no term in an Order Schedule may vary any term of this Agreement unless expressly provided for hereunder. This Agreement was made rn the English language, and the English language version thereof is the only legally binding version hereof. No non-English language version of this Agreement may affect any right or obligation between the parties relating to this Agreement.

Execution. This  Agreement  may  be  executed  using  a facsimile signature page
---------
(without requiring confirmation copies pursuant to Section 7.1), which shall be deemed an original and legally binding signature. Each party agrees not to (directly or indirectly) assert that this Agreement has been improperly executed, or is ineffective, based on the use of a facsimile signature page.

Agreed  and  accepted  for  Licensee:

Company  Name:
                  ------------------------------
Company  Address:
                  ------------------------------
Company  Address
                  ------------------------------
Company  Website:
                  ------------------------------
Date  Executed
                  ------------------------------

Authorized  Signature:.
                  ------------------------------
Contact  Name:
                  ------------------------------
Contact  Title:
                  ------------------------------
Contact  Email:
                  ------------------------------
Contact  Telephone:
                  ------------------------------
Contact  Facsimile:
                  ------------------------------

                               EXHIBIT III-ESCROW

A separate Escrow Agreement shall be placed under this section within 30 days from the execution of this Agreement.